401(k) Savings Plan	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Retirement Benefits [Abstract]
401(k) Savings Plan

Note 13. 401(k) Savings Plan

The Company has a 401(k) retirement plan in which substantially all U.S. employees are eligible to participate. Eligible employees may elect to contribute up to the maximum limits, as set by the Internal Revenue Service, of their eligible compensation. The total contribution matching expense for the Company was less than $0.1 million for each of the nine months ended September 30, 2019 and 2018.

Note 14. 401(k) Savings Plan

The Company has a 401(k) retirement plan in which substantially all U.S. employees are eligible to participate. Eligible employees may elect to contribute up to the maximum limits, as set by the Internal Revenue Service, of their eligible compensation. The total contribution matching expense for the Company was less than $0.1 million for each of the years ended December 31, 2017 and 2018.